UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2019

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On September 13, 2019, Murphy Oil USA, Inc. (the “Issuer”) repurchased and cancelled $144,553,000 aggregate principal amount of its 6.000% Senior Notes due 2023 (the “2023 Notes”) in connection with the settlement of its previously announced tender offer to purchase any and all of its outstanding 2023 Notes. In addition, on September 13, 2019, the Issuer issued an irrevocable notice of redemption with respect to its 2023 Notes that remained outstanding following the completion of the tender offer. The Issuer deposited an amount sufficient to fund the redemption price (as described below) and to discharge the indenture governing the 2023 Notes. The 2023 Notes are redeemable at a redemption price equal to 102.000% of the principal amount of the 2023 Notes being redeemed, plus accrued and unpaid interest thereon to the date of redemption.

Item 8.01. Other Events.

On September 13, 2019, the Issuer issued $500,000,000 aggregate principal amount of its 4.750% Senior Notes due 2029 (the “2029 Notes”) pursuant to an indenture (the “Indenture), dated as of September 13, 2019, among the Issuer, Murphy USA Inc. (“Murphy USA”), as a guarantor, the other guarantors party thereto (together with the Issuer and Murphy USA, the “Murphy Parties”) and UMB Bank, N.A., as trustee.

The 2029 Notes bear interest at a rate of 4.750% per annum. Interest on the 2029 Notes is payable on March 15 and September 15 of each year, beginning on March 15, 2020. The 2029 Notes will mature on September 15, 2029.

The Issuer may redeem the 2029 Notes, in whole or in part, at any time on or after September 15, 2024 at the redemption prices set forth in the Indenture, plus accrued and unpaid interest to the date of redemption. The Issuer may also redeem the 2029 Notes, in whole or in part, at any time prior to September 15, 2024 at a “make whole” redemption price as calculated under the Indenture, plus accrued and unpaid interest to the date of redemption. At any time prior to September 15, 2022, the Issuer is also entitled to redeem up to 40% of the aggregate principal amount of the 2029 Notes at a redemption price equal to 104.750% of the principal amount of the 2029 Notes redeemed, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings if at least 60% of the aggregate principal amount of the 2029 Notes remains outstanding immediately after such redemption and the redemption occurs within 90 days of the date of such equity offering.

The Indenture contains restrictive covenants that, among other things, limit or restrict the Issuer’s and Murphy USA’s ability (as well as the ability of the Restricted Subsidiaries (as defined in the Indenture)) to: incur, assume or guarantee additional indebtedness; make certain investments or pay dividends or distributions on its capital stock or purchase, redeem or retire capital stock or make certain other restricted payments; sell assets, including capital stock of the Restricted Subsidiaries; restrict dividends or other payments by Restricted Subsidiaries; create liens or use assets as security in other transactions; enter into transactions with affiliates; and enter into mergers and consolidations, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets. However, most of the covenants will be suspended during any period when any two of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. and Fitch Ratings Inc. assign the 2029 Notes an investment grade rating and no default has occurred and is continuing under the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency.

The 2029 Notes were offered and sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of September 4, 2019, among the Murphy Parties and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), under the Issuer’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-233572), including a prospectus dated August 30, 2019, and as supplemented by a prospectus supplement dated September 4, 2019. The Underwriting Agreement contains customary representations, warranties and covenants of the Murphy Parties, conditions to closing, indemnification obligations of the Murphy Parties and the Underwriters, and termination and other customary provisions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Indenture, the form of the 2029 Notes and the Underwriting Agreement, each of which is incorporated by reference into the Registration Statement and is attached hereto as Exhibits 4.1, 4.2 and 1.1, respectively.

In addition, in connection with the offering of the 2029 Notes, Murphy USA is filing opinions of counsel addressing the validity of the 2029 Notes and the related guarantees. Such opinions are incorporated by reference into the Registration Statement and are attached hereto as Exhibits 5.1, 5.2 and 5.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1
Underwriting Agreement dated as of September 4, 2019 among Murphy Oil USA, Inc., Murphy USA Inc., the guarantor parties named on Schedule 2 thereto and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

4.1	Indenture dated as of September 13, 2019 among Murphy Oil USA, Inc., Murphy USA Inc., as a guarantor, the other guarantors party thereto and UMB Bank, N.A., as trustee.
4.2	Form of 4.750% Notes due 2029 (included in Exhibit 4.1).
5.1	Opinion of Davis Polk & Wardwell LLP.
5.2	Opinion of Jackson Walker L.L.P. with respect to 864 Beverage, Inc.
5.3	Opinion of Friday, Eldredge & Clark LLP with respect to El Dorado Properties LLC.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).
23.2	Consent of Jackson Walker L.L.P. (included in Exhibit 5.2).
23.3	Consent of Friday, Eldredge & Clark LLP (included in Exhibit 5.3).
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.
Date:	September 13, 2019	By:	/s/ Donald R. Smith, Jr.
			Name:	Donald R. Smith, Jr.
			Title:	Vice President and Controller

Exhibit Index

Exhibit No.	Description
1.1
Underwriting Agreement dated as of September 4, 2019 among Murphy Oil USA, Inc., Murphy USA Inc., the guarantor parties named on Schedule 2 thereto and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

4.1	Indenture dated as of September 13, 2019 among Murphy Oil USA, Inc., Murphy USA Inc., as a guarantor, the other guarantors party thereto and UMB Bank, N.A., as trustee.
4.2	Form of 4.750% Notes due 2029 (included in Exhibit 4.1).
5.1	Opinion of Davis Polk & Wardwell LLP.
5.2	Opinion of Jackson Walker L.L.P. with respect to 864 Beverage, Inc.
5.3	Opinion of Friday, Eldredge & Clark LLP with respect to El Dorado Properties LLC.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).
23.2	Consent of Jackson Walker L.L.P. (included in Exhibit 5.2).
23.3	Consent of Friday, Eldredge & Clark LLP (included in Exhibit 5.3).
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.